Exhibit 99.2
Third Quarter 2008 Earnings Release October 22, 2008 accelerate:

[ 1 ] Regulation G This presentation may include the display of some company data that does not directly conform to generally acceptable accounting principles, or GAAP. Management believes that the presentation of some non-GAAP data provides investors with additional insight into the ongoing operations of the business. These measures should not be viewed as an alternative to GAAP measures of performance. Furthermore, these measures may not be consistent with similar measures provided by other companies. All non-GAAP data in the presentation are indicated by a footnote. Tables showing the reconciliation between the GAAP and non-GAAP measures are available, with this presentation, on the Investor section of our web site: www.rohmhaas.com

[ 2 ] Forward Looking Statements This presentation contains forward-looking statements that involve risks and uncertainties and are subject to change based on various factors. These factors include, but are not limited to (1) the cost of raw materials, natural gas, and other energy sources, and the ability to achieve price increases to offset such cost increases, (2) development of operational efficiencies; (3) changes in foreign currencies; (4) changes in interest rates; (5) the continued timely development and acceptance of new products and services; (6) the impact of competitive products and pricing; (7) the impact of new accounting standards; (8) assessments for asset impairments; (9) the impact of tax and other legislation and regulation in the jurisdictions in which the company operates; (10) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement between Rohm and Haas Company and The Dow Chemical Company or to the failure of any condition to be satisfied; (11) the risk that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the merger; and (12) the possibility that Rohm and Haas may be adversely affected by other economic, business, and/or competitive factors. Many of these factors are beyond Rohm and Haas's ability to control or predict. Actual results could vary materially from those expressed or implied in the forward-looking statement. Further information about these and other risks can be found in the company's SEC 10-K filing of February 21, 2008, and updated in the 8-K filing on June 6, 2008. This presentation speaks only as of its date. Rohm and Haas is under no duty to update this information. Copies of all recent SEC filings, and additional information about Rohm and Haas, are available through our web site: www.rohmhaas.com

[ 3 ] Dow Chemical Announcement On July 10, 2008, Dow (NYSE: DOW) and Rohm and Haas (NYSE: ROH) announced a definitive agreement, under which Dow will acquire all outstanding shares of Rohm and Haas common stock for $78 per share in cash. In light of this announcement, Rohm and Haas discontinued its practice of providing EPS guidance in the second quarter of 2008. Important Additional Information Regarding the Merger In connection with the proposed merger, Rohm and Haas has filed a definitive proxy statement and may file important additional documents with the Securities and Exchange Commission (the "SEC"). You are advised to read the definitive proxy statement and such additional documents because they contain important information about the merger and the parties to the merger agreement. You may obtain a free copy of the proxy statement and other documents filed by Rohm and Haas at the SEC's website at http://www.sec.gov. The proxy statement and other documents may also be obtained for free from Rohm and Haas by directing such request to Rohm and Haas Company, Investor Relations, telephone (215) 592-2714. Rohm and Haas and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the proposed merger. Information concerning the interests of Rohm and Haas's participants in the solicitation, which may, in some cases, be different than those of Rohm and Haas's stockholders generally, is set forth in the definitive proxy statement relating to the merger as well as in Rohm and Haas's other SEC filings including its Annual Reports on Form 10-K.

[ 4 ] Results At A Glance Substantial traction on pricing actions Significant market demand erosion for Chemicals in North America and Western Europe Industry-wide slowdown in demand for semiconductors and electronic devices RDEs demonstrated continued solid growth Proactive cost control and pricing actions coupled with effective financial strategies more than mitigated the impact of deteriorating business conditions Q3 2008 Excludes special items (NG) Non-GAAP measure; see reconciliation in the Appendix Sales of $2,471 million, up 12% Adjusted EPS(1,NG) of $0.90, up 3%

[ 5 ] Q3 2008 Financial Highlights Three Months Ended September 30, Three Months Ended September 30, Three Months Ended September 30, In Millions (except EPS) 2008 2007 Change Sales $2,471 $2,204 12% Net Earnings from Continuing Operations $129 $129 0% Diluted EPS $0.66 $0.61 8% Adjusted Net Earnings from Continuing Operations(1, NG) $176 $184 (4)% Adjusted EPS(1, NG) $0.90 $0.87 3% Diluted shares outstanding 195.7 210.1 (7)% EBITDA(NG) $323 $320 1% Sales up 12%, driven by timely pricing actions, favorable currencies, acquisitions, and growth in Rapidly Developing Economies, partially offset by decreased demand in North America and Western Europe Adjusted earnings per share increased 3% year-over-year Excludes special items (NG) Non-GAAP measure; see reconciliation in the Appendix

[ 6 ] Q3 2008 Sales Change Invisible Black Grey Q3 2007 0 2204 Demand 2130 74 Price 2130 182 Currency 2312 82 Other 2394 77 Q3 2008 0 2471 Strong traction on pricing actions Strong traction on price increases - pricing for total company up roughly $180 million in Q3 vs. prior-year period Favorable currencies and acquisitions also supported top-line growth Demand most impacted by weakness in Chemical businesses in North America and Western Europe (3)% 8% 4% 3% 12% (1) Primarily impact of acquisitions / joint ventures

[ 7 ] Adjusted EPS(1,NG) Up 3% Q3 2007 as reported 0 0.61 Pension Charge 0.61 0.2 Restructuring 0.81 0.06 = Q3 2007 Adjusted EPS 0 0.87 Q3 2008 as reported 0 0.66 Dow Transaction 0.66 0.09 Hurricanes 0.75 0.07 Restructuring 0.82 0.08 Q3 2008 Adjusted EPS 0 0.9 Reconciliation of Adjusted Earnings per Share(1,NG) Adjusted EPS up vs. prior year, despite deteriorating conditions $0.20 $0.06 $0.87 $0.66 $0.90 $0.61 (1,NG) $0.09 $0.08 (1,NG) Excludes special items (NG) Non-GAAP measure; see reconciliation in the Appendix $0.07

[ 8 ] Q3 2008 Earnings Change Excludes special items Performance Materials results were flat year on year Share count impact is net of incremental interest expense related to the 2007 Accelerated Share Repurchase (NG) Non-GAAP measure; see reconciliation in the Appendix Q3 2007 0 0.87 0.87 0.01 0.01 0.01 0.75 0.06 0.06 0.03 Lower Underlying Tax Rate 0.75 0.12 Reduced Share Count 0.87 0.03 Q3 2008 0 0.9 Year-on-Year Change in Adjusted Earnings per Share(1,NG) Lower tax rate and reduced share count more than offset deteriorating performance in most businesses Primary Materials, Display Technologies, and Salt showed modest improvement year-on-year $(0.15) $0.03 $0.90 $0.87 Salt Elec Tech PCM Display PBM $0.12 Business Results(1, 2) $0.03 (3) Primary

[ 9 ] Vision 2010 Scorecard for Q3 2008 Metrics Q3 2008 Trailing 12 Months '06-'10 Target Revenue Growth Total Company Mature Economies RDEs 12% 8% 25% 15% 9% 35% Demand Growth (3)% 4% 5-7% CAGR % Sales in RDEs 28% 27% 35% EBITDA(NG) $ Growth 1% 3% 10-12% CAGR Conversion Cost Index(1) n/a 106.3 100 (1) Conversion costs include plant costs, energy, warehousing, and tolling; 2006 full year actual = 100; (NG) Non-GAAP measure; see reconciliation in the Appendix

[ 10 ] Trailing Twelve Month (TTM) Trends Q4 2006 0.03 Q1 2007 0.02 Q2 2007 0.02 Q3 2007 0.02 Q4 2007 0.04 Q1 2008 0.05 Q2 2008 0.06 Q3 2008 0.04 TTM Demand Growth(1) TTM RDEs % of Total(1) TTM EBITDA Growth(1,NG) Q4 2006 0.21 Q1 2007 0.21 Q2 2007 0.22 Q3 2007 0.23 Q4 2007 0.24 Q1 2008 0.25 Q2 2008 0.26 Q3 2008 0.27 Q4 2006 0.04 Q1 2007 -0.02 Q2 2007 -0.05 Q3 2007 -0.09 Q4 2007 -0.07 Q1 2008 -0.05 Q2 2008 -0.02 Q3 2008 0.03 Year-on-year change for the rolling four quarter period (trailing twelve months) ending with quarter indicated (NG) Non-GAAP measure; see reconciliation in the Appendix 4% -2% -5% -9% -7% -5% -2% 3%

[ 11 ] Invisible Black Grey Q3 2007 0 434 Demand 418 15 Price 434 0 Currency 418 16 Other 0 0 Q3 2008 0 434 Electronic Technologies Q3 2008 Highlights Sales Change Adjusted Pre-Tax Earnings Comparison (1, NG) OPBT Q3 2007 111 Q3 2008 94 (4)% 0% 4% 0% Sales flat, reflecting a broad based slowdown in demand for semiconductors and electronic devices Sales excluding precious metals pass-through were also flat Earnings down 16 percent from 2007, reflecting primarily lower pricing and weaker demand 112 94 0% Excludes special items (NG) Non-GAAP measure; see reconciliation in the Appendix For the slurry business, two additional wins as POR (process of record) in the qtr, for a total of 25 including: 11 for 90 nm copper processes; 7 for 65 nm copper processes; 4 for 45 nm copper processes; and 3 for 40 nm copper processes Also began seeing impact of increased depreciation from recently opened 193 nm immersion lithography facility (~$1.5 million per quarter)

[ 12 ] Invisible Black Grey Q3 2007 0 9 Demand 8 0 1 Price 7 0 1 Currency 0 0 Other 7 66 Q3 2008 0 73 Display Technologies Q3 2008 Highlights Sales Change Adjusted Pre-Tax Earnings Comparison (1, NG) OPBT Q3 2007 -10 Q3 2008 -8 SKC Haas Display Films JV launched on November 30, 2007; acquired Gracel Display for OLED materials in April 2008 Sales were $73 million in the quarter Adjusted pre-tax loss of $8 million in the quarter, slightly better than last year (10) (8) (2) Excludes special items SKC JV and Kodak acquisition (NG) Non-GAAP measure; see reconciliation in the Appendix Weakening global economic conditions led to some softening demand in Q3

[ 13 ] Invisible Black Grey Q3 2007 0 570 Demand 531 39 Price 531 77 Currency 608 12 Other 620 17 Q3 2008 0 636 Paint & Coatings Materials Q3 2008 Highlights Sales Change Adjusted Pre-Tax Earnings Comparison (1, NG) OPBT Q3 2007 98 Q3 2008 80 (7)% 13% 2% 12% 12 percent increase, primarily due to timely pricing actions and some benefit from favorable currencies, partially offset by lower demand. Timely pricing actions and RDE growth offset weakness in U.S. and Western Europe Earnings down 18 percent, reflecting lower demand in the U.S. and Western Europe, partially offset by demand growth in RDEs and favorable currencies 98 80 4% Excludes special items (NG) Non-GAAP measure; see reconciliation in the Appendix Continue to believe US Paint Market volumes will drop 8 - 10% this year Some limited share loss in US due to pricing actions

[ 14 ] Invisible Black Grey Q3 2007 0 460 Demand 411 49 Price 411 41 Currency 452 24 Other 476 0 Q3 2008 0 476 Packaging & Building Materials Q3 2008 Highlights Sales Change Adjusted Pre-Tax Earnings Comparison (1, NG) OPBT Q3 2007 43 Q3 2008 35 (11)% 9% 5% 3% Increase reflects higher selling prices, acquisition impact and favorable currencies partially offset by lower demand Decreased demand in U.S. and Western Europe, with moderating growth in RDEs Earnings down 21%, with favorable currencies only partially offsetting lower demand 43 34 Excludes special items (NG) Non-GAAP measure; see reconciliation in the Appendix

[ 15 ] Invisible Black Grey Q3 2007 0 248 Demand 245 15 Price 259 45 Currency 302 11 Other 309 4 Q3 2008 0 314 Primary Materials Q3 2008 Highlights Sales Change Adjusted Pre-Tax Earnings Comparison (1, NG) OPBT Q3 2007 24 Q3 2008 28 6% 5% 28% Third-party sales up 28%, reflecting higher selling prices, increased demand and favorable currencies Captive volumes down 12% in the quarter Higher selling prices and the impact of favorable currencies were partially offset by higher raw material, energy and freight costs Adjusted pre-tax earnings comparison excludes $18 million pre-tax impact from Hurricane Ike 24 28 (2)% 19% * Third party sales only Excludes special items (NG) Non-GAAP measure; see reconciliation in the Appendix

[ 16 ] Performance Materials Q3 2008 Highlights Sales Change Adjusted Pre-Tax Earnings Comparison (1, NG) OPBT Q3 2007 44 Q3 2008 43 Currencies, increased demand in RDEs and higher selling prices more than offset weakness in North America Increased demand, particularly in Process Chemicals and Biocides, higher selling prices, and favorable currencies almost offset higher raw material, energy and freight costs 44 43 Excludes special items (NG) Non-GAAP measure; see reconciliation in the Appendix Invisible Black Grey Q3 2007 0 296 Demand 293 5 Price 298 7 Currency 305 18 Other 320 3 Q3 2008 0 323 2% 6% 9% (1)% 2%

[ 17 ] Invisible Black Grey Q3 2007 0 191 Demand 191 11 Price 202 11 Currency 213 1 Other 214 2 Q3 2008 0 216 Salt Q3 2008 Highlights Sales Change Adjusted Pre-Tax Earnings Comparison (1, NG) OPBT Q3 2007 11 Q3 2008 13 6% 1% 14% Sales increase driven by pricing management, improved mix, increased demand and early- season demand for highway salt Reflects continued improvement in operating efficiencies, pricing and expense control efforts 11 13 6% 1% Above comparison excludes $4 million pre-tax impact from Hurricanes Gustav and Ike, which includes $3 million in asset impairments Excludes special items (NG) Non-GAAP measure; see reconciliation in the Appendix

[ 18 ] accelerate: traction NYSE: ROH www.rohmhaas.com

[ 19 ] Non-GAAP Reconciliations

[ 20 ] Non-GAAP Reconciliations

[ 21 ] Non-GAAP Reconciliations